Wayfinder Dynamic U.S. Interest Rate ETF
Schedule of Investments
May 31, 2026 (Unaudited)

PURCHASED OPTIONS - 97.5% (a)	Notional Amount	Contracts		Value
Call Options - 72.8%
State Street SPDR S&P 500 ETF Trust, Expiration: 06/18/2026; Exercise Price: $10.01 (b)(c)(d)	$ 2,269,440	30		$ 2,233,797

Put Options - 24.7%
State Street SPDR S&P 500 ETF Trust, Expiration: 06/18/2026; Exercise Price: $1,010.01 (b)(c)(d)	2,269,440	30		759,280
TOTAL PURCHASED OPTIONS (Cost $2,970,392)				2,993,077

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 2.5%		Shares		Value
First American Government Obligations Fund - Class X, 3.55% (e)		76,910		76,910
TOTAL MONEY MARKET FUNDS (Cost $76,910)				76,910

TOTAL INVESTMENTS - 100.0% (Cost $3,047,302)				3,069,987
Liabilities in Excess of Other Assets - (0.0)% (f)			(0.00005)	(143)
TOTAL NET ASSETS - 100.0%				$ 3,069,844

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	Exchange-traded.
(d)	100 shares per contract.
(e)	The rate shown represents the 7-day annualized yield as of May 31, 2026.
(f)	Represents less than 0.05% of net assets.

Wayfinder Dynamic U.S. Interest Rate ETF
Schedule of Written Options
May 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.0)%	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)
State Street SPDR S&P 500 ETF Trust, Expiration: 06/18/2026; Exercise Price: $1,010.01 (b)(c)	$ (2,269,440)	(30)	$ (1)

Put Options - (0.0)% (a)
State Street SPDR S&P 500 ETF Trust, Expiration: 06/18/2026; Exercise Price: $10.01 (b)(c)	(2,269,440)	(30)	(3)
TOTAL WRITTEN OPTIONS (Premiums received $207)			$ (4)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.

Summary of Fair Value Disclosure as of May 31, 2026 (Unaudited)

Wayfinder Dynamic U.S. Interest Rate ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$ –	$ 2,993,077	$ –	$ 2,993,077
Money Market Funds	76,910	–	–	76,910
Total Investments	$ 76,910	$ 2,993,077	$ –	$ 3,069,987

Liabilities:
Investments:
Written Options	$ –	$ (4)	$ –	$ (4)
Total Investments	$ –	$ (4)	$ –	$ (4)

Refer to the Schedule of Investments for further disaggregation of investment categories.